UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 20, 2026
Lucid Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 20, 2026, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors of Lucid Group, Inc. (the “Company”), in consultation with the Committee’s independent compensation consultant Pay Governance LLC, approved the following arrangements and the Offer Letter Amendment (as defined below) for Taoufiq Boussaid, the Company’s Chief Financial Officer, based on its review of benefits provided under the Company’s executive compensation program: (i) extended the temporary housing subsidy described in the Boussaid Offer Letter (as defined below) from six months to twelve months, (ii) increased the annual stipend referenced in the Boussaid Offer Letter from $100,000 to $200,000 per year based on an updated assessment of Mr. Boussaid’s personal cost to participate in the French retirement system, and (iii) approved certain repatriation benefits and two years of tax and immigration support benefits (with the total of such benefits in (iii) not to exceed $275,000) for Mr. Boussaid in connection with his status as a French national, which Mr. Boussaid would be eligible to receive if his employment with the Company and its subsidiaries terminates due to an Involuntary Termination Without Cause (as defined in the Lucid Group, Inc. Executive Severance Benefit Plan, as it may be amended from time to time) (the foregoing (i) to (iii), the “Boussaid Benefits Adjustments”). The Committee believes these adjustments are consistent with their intent with approving the Boussaid Offer Letter but were made as additional circumstances and information became known during the course of Mr. Boussaid’s employment with the Company.
The Boussaid Benefits Adjustments are documented in an amendment (the “Offer Letter Amendment”) to Mr. Boussaid’s offer letter with Lucid USA, Inc. dated November 15, 2024, copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K filed on February 25, 2025 (such offer letter, the “Boussaid Offer Letter”).
The foregoing summary of the Offer Letter Amendment is qualified in its entirety by reference to the Offer Letter Amendment, a copy of which is attached to this Current Report on Form 8-K as exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter Amendment for Taoufiq Boussaid, dated January 20, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2026

LUCID GROUP, INC.

	By:	/s/ Marc Winterhoff
Marc Winterhoff
Interim Chief Executive Officer